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                        WELLS FARGO NON-QUALIFIED SELECT
               ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

      SUPPLEMENT DATED JANUARY 22, 2003 TO THE PROSPECTUS DATED MAY 1, 2002

The IRS has issued regulations, which require that information about certain transactions (defined as either "reportable transactions" or "potentially abusive tax shelters") be disclosed to the IRS. The fact that a transaction is a reportable transaction does not affect the legal determination of whether the taxpayer's treatment of the transaction is proper. Policyowners should consult their own tax advisors to determine whether these regulations apply to their ownership of the Policy.

In general, ownership of the Policy is reportable to the IRS both by Policyowners and by the Company under the regulations effective on January 1, 2003 in the following three instances:

- The Policyowner is a reporting company under the Securities Exchange Act of 1934 or a related business entity and ownership of the Policy is a transaction with a "significant book-tax difference" as described below.

- The Policyowner is a business entity that has $100 million or more in gross assets (including the assets of related business entities) and ownership of the Policy is a transaction with a "significant book-tax difference" as described below, or

- The Policyowner has obtained or has been provided with contractual protection against the possibility that part or all of the intended tax consequences of ownership of the Policy will not be sustained, as described below.

The regulations define a transaction with a significant book-tax difference as any transaction where the treatment for Federal income tax purposes of any item or items from the transaction differs, or is reasonably expected to differ, by more than $10 million on a gross basis from the treatment of the item or items for book purposes in any taxable year. The regulations contain several exceptions to this definition, but none of the exceptions is applicable to ownership of the Policy.

The regulations define contractual protection against the possibility that part or all of the intended tax consequences of ownership of the Policy will not be sustained to include recission rights, the right to a full or partial refund of fees paid to any person, fees that are contingent on the Policyowner's realization of tax benefits from the policy, insurance protection with respect to the tax treatment of the Policy, or a tax indemnity or similar agreement.

In addition to the requirement to report information about the Policy to the IRS, the Company is required to maintain information regarding Policyowners for which ownership of the policy would result in a significant book-tax difference or Policyowners who have obtained or have been provided with contractual protection for the tax consequences of Policy ownership. The Company would be required to make such information available to the IRS upon request. In addition, subject to certain monetary thresholds, certain advisors to the Company or to Policyowners would also be required to maintain and make such information available to the IRS upon request.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-4567
33-63731